UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2016

US ECOLOGY, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0-11688	95-3889638
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification Number)

251 E. Front Street, Suite 400
Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Certain Officers.

On February 17, 2016, David M. Lusk, a member of the Board of Directors (“Board”) of US Ecology, Inc. (“Company”), informed the Company that he will not stand for re-election to the Board at the Company’s upcoming Annual Meeting of Stockholders.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

US Ecology, Inc.
(Registrant)

Date: February 18, 2016	/s/ Eric L. Gerratt
Eric L. Gerratt Executive Vice President and Chief Financial Officer

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